                                        EX 10.74.2

    ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE
                       AGREEMENT
                 (Danville, Illinois)

     This Assignment and Assumption of Purchase and
Sale Agreement (the "Assignment") is entered into as of the 21 day of October ,1996 (the "Effective Date"), by and between SOUTH BAY PARTNERS, INC., a Texas corporation ("South Bay"), and EMERITUS CORPORATION, a
Washington corporation ("Emeritus"), with reference to the following facts:

     A. South Bay and Elks Lodge No. 332, BPOE, an
Illinois corporation ("Seller"), entered into that certain Purchase and Sale Agreement dated as of October
14, 1996 (the "Purchase Agreement"), pursuant to which
South Bay agreed to purchase and Seller agreed to sell, that certain undeveloped land located in the City of Danville, State of Illinois, together with certain property rights associated therewith, all as more particularly described in the Purchase Agreement
(collectively, the "Property"). Any term used herein which commences with an initial capital letter and is not otherwise defined herein shall have the same meaning in this Assignment as such term has in the Purchase Agreement. .

     B. Pursuant to Section 20 of the Purchase
Agreement, South Bay has the right to assign all of its rights and to delegate all of its obligations, under the Purchase Agreement, to any assignee, provided that such assignee agrees in writing to assume all of South
Bay's obligations under the Purchase Agreement from and after the effective date of any such assignment.
Further, it was contemplated under Section 20 of the Purchase Agreement that such an assignment would be made to Emeritus.

     C. South Bay now desires to assign to Emeritus all of its rights and to delegate to Emeritus all of South
Bay's obligations, under the Purchase Agreement and Emeritus desires to accept such an assignment and to assume all such obligations.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

      1. ASSIGNMENT AND ACCEPTANCE

          As of the Effective Date, South Bay hereby assigns, sets over, conveys and transfers to Emeritus all of its right, title and interest, and hereby delegates to Emeritus all of its duties and obligations, as Purchaser, in, to, and under the Purchase Agreement including without limitation all right, title and interest of South Bay in and to the Earnest Money. Emeritus hereby accepts said assignment and hereby agrees to perform all of the duties and obligations of Purchaser under the Purchase Agreement to the extent they arise from and after the Effective
Date.

     2. EARNEST MONEY DEPOSIT

          Emeritus acknowledges and understands that
South Bay has deposited with the Escrow Agent the sum of Five Thousand and No/100 Dollars ($5,000.00) representing the deposit of the Earnest Money and that South Bay has incurred attorney fees with the law firm of The Nathanson Group in connection with the preparation and negotiation of the Purchase Agreement.
In consideration for this Assignment, Emeritus hereby agrees to reimburse South Bay the full amount of said
Earnest Money so deposited with Escrow Agent and all such attorney's fees and associated legal costs incurred with The Nathanson Group. Said reimbursement shall be paid (i) with respect to the Earnest Money, within five (5) business days following the Effective
Date and (ii) with respect to said attorney's fees and associated legal costs, within five (5) business days following receipt by Emeritus of a bill from South Bay.

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     3. REPRESENTATIONS AND WARRANTIES OF EMERITUS

          Emeritus hereby represents and warrants to South Bay as follows:

          a. Emeritus has received and reviewed a
signed copy of the Purchase Agreement and, as of the Effective Date, Emeritus will be in compliance with the representations, warranties, covenants, and obligations of the Purchaser thereunder.

          b. The execution, delivery and performance of this Assignment are within Emeritus' powers, have been duly authorized and are not in contravention of any law or the terms of Emeritus' articles of incorporation or bylaws, or any undertaking to which Emeritus is a party or by which it is bound.

     4. REPRESENTATIONS AND WARRANTIES OF SOUTH BAY

          South Bay hereby represents and warrants to Emeritus as follows:

          a. South Bay is in compliance with its
representations, warranties, covenants, and obligations as the Purchaser under the Purchase Agreement and there are no defaults on the part of South Bay or the Seller under the Purchase Agreement that have not been waived or cured under the provisions thereof. As of the Effective Date, the Purchase Agreement is in full force and effect.

          b. The execution, delivery and performance of this Assignment are within South Bay's powers, have been duly authorized and are not in contravention of any law or the terms of South Bay's articles of incorporation or bylaws, or any undertaking to which South Bay is a party or by which it is bound.

     5. MISCELLANEOUS

          a. NOTICES. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight courier guaranteeing overnight delivery or by facsimile transmission (if confirmed orally or in writing by mail as aforesaid), to the following address:

     To South Bay:                    South Bay
                    Partners, Inc.

     5720 LBJ Freeway, Suite 450

     Dallas, Texas 75240-6339

     Attention: Mr. Craig Spaulding

     Telephone No. : (214) 702-8183

     Facsimile No.: (214) 458-2233

     To Emeritus:                      Emeritus
                    Corporation

     3131 Elliott Avenue, Suite 500

     Seattle, Washington 98121

     Attention: Ms. Jean Fukuda

     Telephone No.: (206) 298-2909

     Facsimile No.: (206) 301-4500



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Notice shall be deemed given three (3) business days
after deposit in the mail, on the next day if sent by overnight courier and on receipt if sent by facsimile
(and confirmed orally or by mail as aforesaid).

          b. ENTIRE AGREEMENT. This Assignment
constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes any and all prior written or oral agreements or understandings between the parties pertaining to the transactions contemplated herein.

          c. COUNTERPARTS. This Assignment may be
executed in two (2) or more counterparts, each of which shall be an original for all purposes and all of which when taken together shall constitute one agreement.

          d. GOVERNING LAW. This Assignment and the rights and the duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Washington.

          e. ATTORNEYS' FEES. Should either party
institute any action or proceeding to enforce or interpret this Assignment or any provision hereof for damages by reason of any alleged breach of this Assignment or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' and other fees, incurred by the prevailing party in connection with such action or proceeding. The term "attorneys' and other fees" shall mean and include attorneys' fees, experts' fees, accountants' fees, and any and all other similar fees incurred in connection with the action or proceeding and the preparations therefor. The term
"action or proceeding" shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.

          f. BINDING EFFECT. This Assignment shall be binding upon and shall inure to the benefit of the parties, their heirs, executors, administrators, successors and assigns.

          g. AMENDMENTS. This Assignment cannot be amended or modified unless in writing and signed by all parties hereto.



















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     IN WITNESS WHEREOF, the parties have executed this
Assignment effective as of the date first set forth above.


"Emeritus":                   EMERITUS CORPORATION
                              a Washington corporation

                              By:  /s/ Raymond R.
Brandstrom

---------------------------------------
                              Its:  President

"South Bay":
                              SOUTH BAY PARTNERS, INC.,
                              A Texas corporation

                              By:  /s/ Craig Spaulding

--------------------------------------
                              Its:  President

































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